LOAN AGREEMENT

Agreement dated as of March 22, 2004 between Optionable, Inc., a Delaware corporation ("Borrower"), and Mark Nordlicht, an individual ("Lender").

WITNESSETH

WHEREAS, Lender has previously provided $3,722,561.48 in debt to Borrower pursuant to a Credit Facility Agreement and Promissory Notes each dated March 1, 2001, (the "Preexisting Loan Agreements").

WHEREAS, $ 519,191.70 in interest has accrued on such loans to date and Borrower has not repaid any portion, principal or interest, of the Preexisting Loan Agreements.

WHEREAS, Lender has previously paid $1,380,000 to Borrower pursuant to a Prepaid Commission Agreement dated February 3, 2003 (the "Prepaid Commission Agreement").

WHEREAS, Borrower has not provided any services to Lender under the terms of the Prepaid Commission Agreement.

WHEREAS, both Borrower and Lender agree (i) to cancel the Preexisting Loan Agreements (ii) to cancel the Prepaid Commission Agreement and (iii) to enter into this Loan Agreement.

WHEREAS, Lender is a founder, director and officer of Borrower and is willing to lend such funds hereunder and under the Notes (as hereinafter defined) without securing Borrower's obligations;

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Loan. Subject to the terms and conditions hereof, Lender and Borrower hereby agree as follows:

a. As of the date hereof, the Preexisting Loan Agreements, copies of which are attached hereto as Exhibit A, and all obligations set forth in those agreements, will be superceded by this Loan Agreement; and

b. As of the date hereof, the Prepaid Commission Agreement, a copy of which is attached hereto as Exhibit B, and all obligations set forth in the agreement, will be superceded by this Loan Agreement; and

c. As of the date hereof, the Borrower will convert its obligations to the Lender, pursuant to the Preexisting Loans and Prepaid Commissions into a new Loan in the amount of $5,621,753.18 (the "Loan").

2. Promissory Notes; Terms.

a. The obligations of Borrower in respect to the Loan shall be evidenced by the Promissory Note of Borrower, dated the date hereof payable to the order of Lender in the principal amount of $5,621,753.18 in the form of Exhibit C attached hereto (the "$5.6MM Note").

b. The $5.6MM Note will be due and payable on the first to occur of ;

1. The 10 year anniversary of this agreement; then Borrower will pay Lender $5,621,753.18 without interest in lawful money of the United States and in immediately available funds, without deduction, set-off, withholding or counterclaim.

2. Following a first financing through the sale Borrower's stock in a Private Placement Memorandum, the Borrower secures additional financing of at least one million ($1,000,000) dollars (the "Capital Raise"); then Within 30 days, Borrower will repay Lender, in an amount equal to at least 39.33% of the Capital Raise, provided however, that such amount will not exceed $2,810,877 and any remaining unpaid balance will begin to accrue interest at a rate of 12% annually. The outstanding principal amount and accrued interest amount of the Loan shall be due and payable on the 10 year anniversary of this agreement. All payments by Borrower under this Agreement or the $5.6MM Note shall be made in lawful money of the United States and in immediately available funds, without deduction, set-off, withholding or counterclaim.

3. Prepayments; Reduction or Termination of Commitment. Borrower may, at its option, at any time and from time to time, prepay without penalty or premium all or any portion of the Loans and Advances. At any time on at least five (5) days' prior notice to Lender, Borrower may in whole permanently terminate or from time to time permanently reduce the Commitment. The term "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks in New York are authorized by law to close.

4. Representations and Warranties. Borrower represents, covenants and warrants to Lender that:

(a) this Agreement and the Notes have each been duly authorized, executed and delivered by Borrower and constitute the legal, valid, binding and enforceable obligation of Borrower, enforceable in accordance with their respective terms, except as

enforceability may be limited by bankruptcy, reorganization, moratorium or other laws relating to creditors' rights generally and by equitable principles.

5. Notices. All notices, communications, demands and requests required or permitted to be given pursuant to this Agreement or the Notes shall be given in writing, shall be transmitted by personal delivery, by registered or certified mail, return receipt requested, postage prepaid or by telegram, telex, telecopier or other electronic means and shall be addressed as follows:

When Lender is the intended recipient:

Mark Nordlicht
165 West End Avenue, Apt. 11N
New York, NY 10023
Email: mnord7@aol.com

When Borrower is the intended recipient:

Optionable, Inc.
555 Pleasantville Road
South Building, Suite 110
Briarcliff Manor, NY 10510
Attention: Kevin Cassidy
Telecopy: 914-773-1500

Lender or Borrower may designate a new address to which notices, demands and requests required or permitted to be given pursuant to this Agreement or the Notes shall thereafter be transmitted by giving written notice to that effect to the other party. Except as expressly stated to the contrary in this Agreement, each notice, communication, demand or request transmitted in the manner described in this Section 8 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by personal delivery) or the answer back or call back (if transmitted by telegram, telex or other electronic means) or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

6. Miscellaneous.

(a) Governing Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York, without giving effect to the laws, rules or principles of such State regarding conflicts of laws.

(b) Benefit Assignment. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and permitted assigns. Neither Borrower nor Lender may assign any of their respective rights or delegate any of

their respective duties under this Agreement without the prior written consent of the other party and any assignment or delegation of this Agreement by either party without the prior written consent of the other party shall be void.

(c) Severability; Reformation. If a court of competent jurisdiction determines that any provision of this Agreement is invalid, unenforceable or illegal for any reason, such determination shall not affect or impair the validity, legality and enforceability of the other provisions of this Agreement which shall remain in full force and effect in the same manner and to the same extent as if the invalid, unenforceable or illegal provision had not been contained in this Agreement. If any such invalidity, unenforceability or illegality of a provision of this Agreement becomes known or apparent to any of the parties, the parties shall negotiate promptly and in good faith in an attempt to make appropriate changes and adjustments to such provision specifically and this Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Agreement generally.

(d) Headings. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement.

(e) Survival. Borrower's representations and warranties shall survive the making of the Loans and Advances and the execution and delivery of the Notes.

(f) Amendments and Modifications. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon any party unless such addition, cancellation, renewal, extension, modification or amendment is expressly set forth in a written instrument which is executed and delivered by all of the parties hereto by authorized representatives of each party.

(g) Waiver. No waiver of any provision of this Agreement shall be binding upon a party unless such waiver is expressly set forth in a written instrument which is executed and delivered on behalf of such party by an authorized representative of such party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a party shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent expressly so waived, impair, limit or restrict the exercise of such right, power or remedy.

(h) Counterparts. This Agreement may be executed in any one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Borrower and Lender have caused this Agreement to be duly executed and delivered as of the date first above written.

OPTIONABLE, INC.

By: ______________________

Name: Ed O'Connor

Title: President

____

Mark Nordlicht

Exhibit A

REVOLVING CREDIT FACILITY AGREEMENT

Agreement dated as of March 1, 2001 between Optionable, Inc., a Delaware corporation ("Borrower"), and Mark Nordlicht, an individual ("Lender").

WITNESSETH

WHEREAS, prior to the date hereof, Lender advanced $1,150,000 in debt to Borrower for certain corporate purposes;

WHEREAS, Lender has agreed to provide to Borrower up to an additional $5,000,000 in debt and/or equity, at his sole option;

WHEREAS, Borrower desires to borrow additional funds from Lender, and Lender desires to make such funds available to Borrower, on the terms and conditions hereinafter set forth

WHEREAS, Lender is a founder, director and officer of Borrower and is willing to lend such funds hereunder and under the Notes (as hereinafter defined) without securing Borrower's obligations;

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Commitment. Subject to the terms and conditions hereof, Lender hereby agrees to make loans (individually a "Loan" and collectively the "Loans") to the Borrower on a revolving basis in an aggregate principal amount (not including advances made prior to the date hereof) not to exceed Five Million Dollars ($5,000,000) less the aggregate purchase price paid by Lender on or after the date hereof for certain equity investments in Borrower by Lender (the "Commitment"). The Commitment shall expire upon the earliest to occur of (i) March 1, 2006 or (ii) Borrower's payment of all amounts due under this Agreement and the Notes (the date of the earliest of such occurrences being hereinafter referred to as the "Expiration Date").

2. Use of Proceeds. Borrower will use the proceeds of the Loans: (a) to finance research and development or (b) for general working capital purposes.

3. Availability.

(a) Loans shall be made by Lender upon five (5) days' prior written notice from Borrower (effective upon receipt), which notice shall specify (i) the principal amount of such Loan and (ii) the account to which the proceeds of such Loan should be transferred. Lender shall make the proceeds of each Loan available to Borrower in immediately available funds on the date of disbursement of such Loan by transfer to the account of Borrower designated in the notice with respect thereto.

(b) Within the limits of the Commitment, Borrower may borrow, repay and reborrow Loans.

1. Promissory Notes; Terms.

(a) The obligations of Borrower in respect of the Loans shall be evidenced by the Promissory Note of Borrower, dated the date hereof payable to the order of Lender in the maximum principal amount of Five Million Dollars ($5,000,000) in the form of Exhibit I attached hereto (the "$5 Million Note"). The outstanding principal amount of each Loan will bear interest, compounded semiannually, at a fixed rate equal to the "applicable federal rate," as defined in section 1274(d)(1) of the Internal Revenue Code of 1986, as amended, that applies during the calendar month in which the Loan is made. The aggregate outstanding principal amount of the Loans together with any interest due and payable thereon, shall be due and payable on the Expiration Date. All payments by Borrower under this Agreement or the $5 Million Note shall be made in lawful money of the United States and in immediately available funds, without deduction, set-off, withholding or counterclaim.

(b) The obligations of Borrower in respect of the advances made to Borrower prior to March 1, 2001 (the "Advances") shall be evidenced by the Promissory Note of Borrower, dated the date hereof payable to the order of Lender in the principal amount One Million One Hundred Fifty Thousand Dollars ($1,150,000) in the form of Exhibit II attached hereto (the "$1.15 Million Note", and together with the $5 Million Note, the "Notes"). The outstanding principal amount of each Advance under the $1.15 Million Note will bear interest, compounded semiannually, at a fixed rate equal to the "applicable federal rate," as defined in section 1274(d)(1) of the Internal Revenue Code of 1986, as amended, that applies during the calendar month in which an Advance was made. The aggregate outstanding principal amount of the Advances together with any interest due and payable thereon, shall be due and payable on the Expiration Date. All payments by Borrower under this Agreement or the $1.15 Million Note shall be made in lawful money of the United States and in immediately available funds, without deduction, set-off, withholding or counterclaim.

2. Prepayments; Reduction or Termination of Commitment. Borrower may, at its option, at any time and from time to time, upon two (2) Business Days' advance notice to Lender (effective upon receipt), on any Business Day prepay without penalty or premium all or any portion of the Loans and Advances. At any time on at least five (5) days' prior notice to Lender, Borrower may in whole permanently terminate or from time to time permanently reduce the Commitment. The term "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks in New York are authorized by law to close.

3. Conditions Precedent.

(a) The obligation of Lender to make additional Loans is subject to the condition that Lender shall have received the Notes duly completed, executed and delivered, as provided in Section 4.

(b) The obligation of Lender to make each other Loan is subject to the additional condition that Lender shall have received the five (5) day notice of borrowing pursuant to Section 3(a).

1. Representations and Warranties. Borrower represents, covenants and warrants to Lender that:

(a) As of the date hereof, Borrower is and thereafter will continue to be a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and duly qualified and in good standing as a foreign corporation in each jurisdiction where the nature of Borrower's business or assets therein makes such qualification necessary; and

(b) this Agreement and the Notes have each been duly authorized, executed and delivered by Borrower and constitute the legal, valid, binding and enforceable obligation of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or other laws relating to creditors' rights generally and by equitable principles.

1. Notices. All notices, communications, demands and requests required or permitted to be given pursuant to this Agreement or the Notes shall be given in writing, shall be transmitted by personal delivery, by registered or certified mail, return receipt requested postage prepaid or by telegram, telex, telecopier or other electronic means and shall be addressed as follows:

When Lender is the intended recipient:

Mark Nordlicht
165 West End Ave. 11N
N.Y. N.Y. 10023
Telecopy: 212-874-1141

When Borrower is the intended recipient:

Optionable, Inc.
555 Pleasantville Road
South Building, Suite 110
Briarcliff Manor, NY 10510
Attention: Kevin Cassidy
Telecopy: 914-773-1500

Lender or Borrower may designate a new address to which notices, demands and requests required or permitted to be given pursuant to this Agreement or the Notes shall thereafter be transmitted by giving written notice to that effect to the other party. Except as expressly stated to the contrary in this Agreement, each notice, communication, demand or request transmitted in the manner described in this Section 8 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by personal delivery) or the answer back or call back (if transmitted by telegram, telex or other electronic means) or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

2. Miscellaneous.

(a) Governing Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York without giving effect to the laws, rules or principles of such State regarding conflicts of laws.

(b) Benefit Assignment. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and permitted assigns. Neither Borrower nor Lender may assign any of their respective rights or delegate any of their respective duties under this Agreement without the prior written consent of the other party and any assignment or delegation of this Agreement by either party without the prior written consent of the other party shall be void.

(c) Severability; Reformation. If a court of competent jurisdiction determines that any provision of this Agreement is invalid, unenforceable or illegal for any reason, such determination shall not affect or impair the validity, legality and enforceability of the other provisions of this Agreement which shall remain in full force and effect in the same manner and to the same extent as if the invalid, unenforceable or illegal provision had not been contained in this Agreement. If any such invalidity, unenforceability or illegality of a provision of this Agreement becomes known or apparent to any of the parties, the parties shall negotiate promptly and in good faith in an attempt to make appropriate changes and adjustments to such provision specifically and this Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Agreement generally.

(d) Headings. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement

(e) Survival. Borrower's representations and warranties shall survive the making of the Loans and Advances and the execution and delivery of the Notes

(f) Amendments and Modifications. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon any party unless such addition, cancellation, renewal, extension, modification or amendment is expressly set forth in a written instrument which is executed and delivered by all of the parties hereto by authorized representatives of each party.

(g) Waiver. No waiver of any provision of this Agreement shall be binding upon a party unless such waiver is expressly set forth in a written instrument which is executed and delivered on behalf of such party by an authorized representative of such party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a party shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent expressly so waived, impair, limit or restrict the exercise of such right, power or remedy.

(h) Counterparts. This Agreement may be executed in any one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the Borrower and Lender have caused this Agreement to be duly executed and delivered as of the date first above written.

MICHAEL J. ZELINSKY
Notary Public, State of New York
No. 01ZE6073654
Qualified in Westchester County
Commission Expires April 29, 2006

OPTIONABLE, INC.

By: K.P. Cassidy
Name: CEO Kevin P. Cassidy
Title: CEO

X Mark Nordlicht
Mark Nordlicht

MICHAEL J. ZELINSKY
Notary Public, State of New York
No. 01ZE6073654
Qualified in Westchester County
Commission Expires April 29, 2006

EXHIBIT I

REVOLVING PROMISSORY NOTE

$1,150,000.00

March 1, 2001
New York, New York

FOR VALUE RECEIVED, OPTIONABLE, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of MARK NORDLICHT (the "Lender") at the office of the Lender located at 165 WEST END AVE. 11N, N.Y. N.Y. 10023, or at such other places as the holder hereof may from time to time designate in writing, the principal sum of One Million One Hundred Fifty Thousand and 00/100 Dollars ($1,150,000), which principal sum includes amounts advanced to the Borrower prior to the date hereof, together with interest, compounded semiannually, at a fixed rate, determined separately for each advance, equal to the "applicable federal rate," as defined in section 1274(d)(1) of the Internal Revenue Code of 1986, as amended, that applies during the calendar month in which the advance was made. This Note shall be due and payable, together with accrued but unpaid interest hereon, on March 1, 200[illegible] or as otherwise agreed to in writing by the Borrower and Lender.

This Note has been executed and delivered pursuant to the Revolving Credit Facility Agreement dated as of March 1, 2001 (the "Agreement") between the Borrower and the Lender and evidences prior advances made by the Lender, which prior advances have been entered by the Lender on Schedule I attached hereto. Reference is made to the Agreement for a description of additional rights of the Lender and duties of the Borrower hereunder and said Agreement is incorporated by reference herein as if set forth in full herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

All payments shall be applied, on a *pro rata* basis among outstanding advances, first to interest and then to the unpaid principal of this Note.

Borrower may prepay this Note in whole or in part at any time without penalty. Any and all prepayments shall be credited first to accrued interest on this Note and on the $5 Million Note (as such term is defined in the Agreement) to the date of the prepayment, on a *pro rata* basis among outstanding advances or to specific advances as designated by the Borrower, and then to the unpaid principal of this Note, on a *pro rata* basis among outstanding advances or to specific advances as designated by the Borrower.

Borrower waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and agrees that the time for payment of this Note may be extended at Lender's sole discretion, without impairing its liability thereon. Any delay on the part of the Lender in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default.

This Note shall bind the successors and assigns of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

6

This Note shall be governed by and construed in accordance with the laws of t e State of New York without giving effect to the laws, rules or principles of such State, regardii g conflicts of laws.

OPTIONABLE, INC.

By: ______________________

Name: Abe Zucker

Title: Senior Vice President

MICHAEL J. ZELINSKY
Notary Public, State of New York
No. 01ZE6073654
Qualified in Westchester County
Commission Expires April 29, 2006

SCHEDULE I

Advances and Payments of Principal and Interest pursuant to a Revolving Credit Fac lity Agreement and Promissory Note, each dated March 1, 2001, between Optionable, Inc. and Mark Nordlicht.

Date	Amount of Advance Made This Date ($)	Interest Rate	Amount of Principal Prepaid ($)	Principal Balance Remaining Unpaid ($)	Amoun of Interest Pa d T is Date ($)
12/29/00	500,000	5.79%		500,000	-0-
01/12/01	400,000	5.53%		900,000	-0-
02/13/01	250,000	5.01%		1,150,000	-0-

EXHIBIT B

REVOLVING PROMISSORY NOTE

$5,000,000.00

March 1, 2001
New York, New York

FOR VALUE RECEIVED, OPTIONABLE, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of MARK NORDLICHT (the "Lender") at the office of the Lender located at 165 West End Ave. 11N, N.Y., N.Y. 10023 or at such other places as the holder hereof may from time to time designate in writing, the principal sum of Five Million and 00/100 Dollars ($5,000,000), or, if less, the aggregate unpaid amount of all advances made by the Lender to the Borrower under the Commitment (as defined in the Agreement referred to below), together with interest, compounded semiannually, at a fixed rate, determined separately for each advance, equal to the "applicable federal rate," as defined in section 1274(d)(1) of the Internal Revenue Code of 1986, as amended, that applies during the calendar month in which the advance was made. This Note shall be due and payable, together with accrued but unpaid interest hereon, on March 1, 2006 or as otherwise agreed to in writing by the Borrower and Lender.

This Note has been executed and delivered pursuant to the Revolving Credit Facility Agreement dated as of March 1, 2001 (the "Agreement") between the Borrower and the Lender. Advances may be made from time to time by the Lender pursuant to the Commitment, which advances shall be entered by the Lender on Schedule I. Reference is made to the Agreement for a description of additional rights of the Lender and duties of the Borrower hereunder and said Agreement is incorporated by reference herein as if set forth in full herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

All payments shall be applied, on a *pro rata* basis among outstanding advances, first to interest and then to the unpaid principal of this Note.

Borrower may prepay this Note in whole or in part at any time without penalty. Any and all prepayments shall be credited first to accrued interest on this Note and on the $1.15 Million Note (as such term is defined in the Agreement) to the date of the prepayment, on a *pro rata* basis among outstanding advances or to specific advances as designated by the Borrower, and then to the unpaid principal of this Note, on a *pro rata* basis among outstanding advances or to specific advances as designated by the Borrower.

Borrower waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and agrees that the time for payment of this Note may be extended at Lender's sole discretion, without impairing its liability thereon. Any delay on the part of the Lender in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default.

This Note shall bind the successors and assigns of the Borrower and shall inur to the benefit of the Lender, its successors and assigns.

This Note shall be governed by and construed in accordance with the laws of t e State of New York without giving effect to the laws, rules or principles of such State, regardi g conflicts of laws.

OPTIONABLE, INC.

By: K P Cassidy

Name: KEVIN P. CASSIDY

Title: CEO

MICHAEL J. ZELINSKY
Notary Public, State of New York
No. 01ZE6073654
Qualified in Westchester County
Commission Expires April 29, 2006

SCHEDULE I

Advances and Payments of Principal and Interest pursuant to a Revolving Credit Facility Agreement and Promissory Note, each dated March 1, 2001, between Optionable, Inc. and Mark Nordlicht.

Date	Amount of Advance Made This Date ($)	Interest Rate	Amount of Principal Prepaid ($)	Principal Balance Remaining Unpaid ($)	Amount of Interest Paid This Date ($)
03/29/01	950,000	5.01%			)-
08/17/01	250,000	4.93%			)-
10/22/01	250,000	4.54%			)-
01/04/02	117,000	4.44%			)-
01/14/02	183,000	4.44%			J-
2/15/02	200,000	4.58%			
6/21/02	150,000	4.69%			
8/2/02	150,000	4.20%			
9/20/02	100,000	3.72%			
10/15/02	125,000	3.43%			
10/25/02	97,561.48	3.43%			

CT01/MAYNN/182209.3

Exhibit B

PREPAID COMMISSION AGREEMENT

Agreement dated as of February 3, 2003 between Optionable, Inc., a Delaware corporation ("Broker"), and Mark Nordlicht ("Client").

W I T N E S S E T H

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Client agrees to pay Broker non-refundable prepaid commission payments of not less than $1,200,000. In consideration, Broker agrees to extend a twenty percent (20%) discount on all commissions charged to Client by Broker. All Prepaid Commission Payments made to Broker from Client will be duly recorded on Schedule I, attached hereto.

2. Non-refundable prepaid commissions; Terms.

    a. Prepaid Commissions are non-refundable and do not represent an obligation by Broker to provide services to Client, rather, these payments are being made with the Clients expectation that they will use Broker's services and therefore would like to receive a 20% discount on all future commissions charged to Client by Broker for brokerage services. Client fully understands that Broker has no obligation to and will not return any money paid to Broker under the terms of this agreement.

    b. Termination. (i) Any Prepaid Commission balance credits will be brought to zero, (ii) no Prepaid Commission payment made to Broker by Client will be refunded and (iii) no future discounts will be granted to Client when the first of the following occurs:

        i. Twenty four (24) months pass since the last prepaid commission is received by Broker

        ii. There is a Change in Control of Optionable, Inc.

3. Definition of Change in Control. For purposes hereof a "Change in Control" of the Company shall mean:

    a. an acquisition in a single transaction or a series of related transactions by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (A) the then outstanding shares of Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting

Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary;

b. during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, disability or voluntary retirement) to constitute a majority thereof;

c. the consummation of a merger, consolidation, reorganization or similar corporate transaction which has been approved by the shareholders of the Company, whether or not the Company is the surviving Company in such transaction, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization;

d. the approval by the shareholders of the Company of (A) the sale or other disposition of all or substantially all of the assets of the Company or (B) a complete liquidation or dissolution of the Company; or

e. adoption by the Board of a resolution to the effect that any person has acquired effective control of the business and affairs of the Company.

4. Representations and Warranties. NO REPRESENTATIONS OR WARRANTIES OF SERVICE ARE BEING MADE PURSUANT TO THIS AGREEMENT. CLIENT IS NOT GUARANTEED TO BE ABLE TO UTILIZE THEIR PREPAID COMMISSIONS AND ANY AMOUNTS NOT SPECIFICALLY BILLED TO CLIENT BY BROKER WILL NOT BE DECREMENTED FROM THE PREPAID COMMISSION BALANCE AND IN NO CIRCUMSTANCES WILL ANY PAYMENTS MADE PERSUANT TO THIS AGREEMENT BE REFUNDED OR BE CONSIDERED A DEBT TO THE CLIENT.

5. Notices. All notices, communications, demands and requests required or permitted to be given pursuant to this Agreement or the Notes shall be given in writing, shall be transmitted by personal delivery, by registered or certified mail, return receipt requested, postage prepaid or by telegram, telex, telecopier or other electronic means and shall be addressed as follows:

When Client is the intended recipient:

Mark Nordlicht
165 West End Ave.
Apt. 11N
New York, NY 10023

When Broker is the intended recipient:

Optionable, Inc.
555 Pleasantville Road
South Building, Suite 110
Briarcliff Manor, NY 10510
Attention: Edward J. O'Connor
Telecopy: 914-773-1500

Client or Broker may designate a new address to which notices, demands and requests required or permitted to be given pursuant to this Agreement or the Notes shall thereafter be transmitted by giving written notice to that effect to the other party. Except as expressly stated to the contrary in this Agreement, each notice, communication, demand or request transmitted in the manner described in this Section 8 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by personal delivery) or the answer back or call back (if transmitted by telegram, telex or other electronic means) or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

1. Miscellaneous.

(a) Governing Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York, without giving effect to the laws, rules or principles of such State regarding conflicts of laws.

(b) Benefit Assignment. Neither Broker nor Client may assign any of their respective rights or delegate any of their respective duties under this Agreement without the prior written consent of the other party and any assignment or delegation of this Agreement by either party without the prior written consent of the other party shall be void.

(c) Severability; Reformation. If a court of competent jurisdiction determines that any provision of this Agreement is invalid, unenforceable or illegal for any reason, such determination shall not affect or impair the validity, legality and enforceability of the other provisions of this Agreement which shall remain in full force and effect in the same manner and to the same extent as if the invalid, unenforceable or illegal provision had not been contained in this Agreement. If any such invalidity, unenforceability or illegality of a provision of this Agreement becomes known or apparent to any of the parties, the parties shall negotiate promptly and in good

faith in an attempt to make appropriate changes and adjustments to such provision specifically and this Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Agreement generally.

(d) Headings. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement.

(e) Amendments and Modifications. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon any party unless such addition, cancellation, renewal, extension, modification or amendment is expressly set forth in a written instrument which is executed and delivered by all of the parties hereto by authorized representatives of each party.

(f) Waiver. No waiver of any provision of this Agreement shall be binding upon a party unless such waiver is expressly set forth in a written instrument which is executed and delivered on behalf of such party by an authorized representative of such party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a party shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent expressly so waived, impair, limit or restrict the exercise of such right, power or remedy.

(g) Counterparts. This Agreement may be executed in any one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the Broker and Client have caused this Agreement to be duly executed and delivered as of the date first above written.

OPTIONABLE, INC.

By: ____________________
Name: EDWARD J. O'CONNOR
Title: PRESIDENT

MARK NORDLICHT

By: ____________________
Name: Mark Nordlicht

Sworn to and subscribed before
me this 3rd day of February 2003.

____
NOTARY PUBLIC

MICHAEL J. ZELINSKY
Notary Public, State of New York
No. 01ZE6073654
Qualified in Westchester County
Commission Expires April 29, 2006

SCHEDULE I

Advances and Payments of Prepaid Commission Payments pursuant to a Prepaid Commission Agreement dated February 3, 2003 between Optionable, Inc. and Mark Nordlicht.

Date	Amount of Advance Made This Date ($)
02/11/03	100,000.00
02/28/03	50,000.00
03/10/03	70,000.00
03/25/03	70,000.00
04/08/03	100,000.00
04/21/03	100,000.00
05/06/03	40,000.00
06/03/03	50,000.00
06/04/03	35,000.00
07/15/03	100,000.00
09/09/03	100,000.00
09/23/03	135,000.00
10/07/03	125,000.00
10/21/03	125,000.00

SCHEDULE I

Advances and Payments of Prepaid Commission Payments pursuant to a Prepaid Commission Agreement dated February 3, 2003 between Optionable, Inc. and Mark Nordlicht.

Date	Amount of Advance Made This Date ($)
02/11/03	100,000.00
02/28/03	50,000.00
03/10/03	70,000.00
03/25/03	70,000.00
04/08/03	100,000.00
04/21/03	100,000.00
05/06/03	40,000.00
06/03/03	50,000.00
06/04/03	35,000.00
07/15/03	100,000.00
09/09/03	100,000.00
09/23/03	135,000.00
10/07/03	125,000.00
10/21/03	125,000.00
11/4/03	100,000.00
11/18/03	80,000.00

Exhibit C